UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: July 12, 2004 (Date of earliest event reported)
Intuitive Surgical, Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-30713 (Commission File Number)	77-0416458 (IRS Employer Indentification Number)
	950 Kifer Road Sunnyvale, California (Address of principal executive offices)	94086 (Zip Code)
Registrant's telephone number, including area code: 408-523-2100

Item 5. Other Events and Regulation FD Disclosure

On July 8, 2004, Intuitive Surgical issued a press release announcing that its da Vinci(R) Surgical System received FDA clearance for cardiac revascularization. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2004	INTUITIVE SURGICAL, INC. By: /s/ Lonnie M. Smith Lonnie M. Smith Chief Executive Officer

EXHIBIT INDEX

Exhibit
99.1       Press Release of Intuitive Surgical, Inc. dated July 08, 2004